                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 23, 2004
                                                   --------------


                           CAMCO FINANCIAL CORPORATION
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                     0-25196                  51-0110823
----------------------------    ---------------------    -----------------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
 of incorporation)




                    6901 Glenn Highway, Cambridge, Ohio 43725
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (740) 435-2020
                                                    -------------------






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Item 7.    Financial Statements and Exhibits.
------     ---------------------------------
           (a) and (b)   Not applicable.

           (c)           Exhibits.

                         See Index to Exhibits.


Item 12.   Results of Operations and Financial Condition.
-------    ---------------------------------------------

           On April 23, 2004, Camco Financial Corporation ("Camco") issued a press release regarding its earnings for the first quarter of fiscal 2004. The press release is attached hereto as Exhibit 99.





















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                                   SIGNATURES
                                   ----------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CAMCO FINANCIAL CORPORATION



                                   By: /s/ Mark A. Severson
                                       --------------------------------------
                                       Mark A. Severson, Chief Financial Officer


Date: April 23, 2004





















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                                INDEX TO EXHIBITS
                                -----------------



       Exhibit
       Number                           Description
       ------                           -----------

         99          Press Release of Camco Financial Corporation dated
                     April 23, 2004.

























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